Supplement Dated January 24, 2008
to the
Prospectus Dated May 1, 2007
for
ProtectiveValues® Advantage Variable Annuity

Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

The latest date at which purchase payments may be made on the ProtectiveValues® Advantage Variable Annuity may be issued has changed. To purchase or make additional purchase payments on the Annuity, the oldest Owner or Annuitant must be younger than 86 years old. Accordingly, this Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

In the section titled “SUMMARY, What are the Purchase Payments?” the second sentence is replaced with the following:

Purchase Payments may be made at any time prior to the oldest Owner’s or Annuitant’s 86th birthday.

In the section titled “DESCRIPTION OF THE CONTRACT, Parties to the Contract, Owner”, the 1st paragraph, 6th sentence is replaced with the following:

Protective Life will only issue a Contract prior to each Owner’s and Annuitant’s 86th birthday (the Owner’s 76th birthday if the Maximum Anniversary Value Death Benefit was selected).

The second paragraph of the section is replaced with the following:

The Owner of this Contract may be changed by Written Notice provided:
(1)       each new Owner’s 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date; and

(2)       each new Owner’s 95th birthday is on or after the Annuity Commencement Date

In the section titled “DESCRIPTION OF THE CONTRACT, Parties to the Contract, Annuitant”, the 1st paragraph, 3rd sentence is replaced with the following:

The Contract must be issued prior to the Annuitant’s 86th birthday.

In the section titled “DESCRIPTION OF THE CONTRACT, Purchase Payments,” the 1st paragraph, 1st sentence is replaced with the following:

We will only accept Purchase Payments before the earlier of the oldest Owner’s and Annuitant’s 86th birthday.

In the section titled “DEATH BENEFIT, Continuation of the Contract by a Surviving Spouse,” the 1st paragraph, is replaced with the following:

In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner’s spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner, provided the deceased Owner’s spouse’s 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date.

In the section titled “GUARANTEED MINIMUM WITHDRAWAL BENEFIT (“SecurePay”) WITH RightTimeSM OPTION, Purchasing the Optional SecurePay Rider, Maximum Age Limits for Electing the SecurePay Rider,” the first paragraph is replaced with the following:

The SecurePay rider is available prior to the Owner’s 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit was selected) at the time they purchase the Contract or under the RightTimeSM option. In the case of joint Owners, the age of the older Owner determines eligibility. Where the Owner is a corporation, partnership, company, trust, or other “non-natural person,” eligibility is determined by the age of the Annuitant.